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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 15, 2001, included in Universal Health Services, Inc.'s Form 10-K for the year ended December 31, 2000.




                               ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
June 26, 2001